                               POWER OF ATTORNEY

            KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes and appoints  Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact  and agents,  with full power of substitution and  resubstitution, for him and in his capacity as Trustee or Director of  Centennial  Government  Trust
and Centennial  Money Market Trust (the "Funds"),  to sign on his behalf any and all
Registration  Statements  (including any  post-effective  amendments to Registration
Statements)  under the Securities  Act of 1933,  the Investment  Company Act of 1940
and any  amendments  and  supplements  thereto,  and other  documents in  connection thereunder,  and to file the same, with all exhibits thereto, and other documents in connection  therewith,  with the Securities and Exchange  Commission,  granting unto said  attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the premises,  as fully as to all intents and purposes as he might or could do in person,  hereby  ratifying and  confirming  all that said  attorneys-in-fact  and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 9th day of February, 2001.

/s/ William L. Armstrong
-------------------------
William L. Armstrong

ProSAI/DenBd\POA-Armstrong_150_170.doc

                               POWER OF ATTORNEY

            KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes and appoints  Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact  and agents,  with full power of substitution and  resubstitution, for him and in his capacity as Trustee or Director of  Centennial  Government  Trust
and Centennial  Money Market Trust (the "Funds"),  to sign on his behalf any and all
Registration  Statements  (including any  post-effective  amendments to Registration
Statements)  under the Securities  Act of 1933,  the Investment  Company Act of 1940
and any  amendments  and  supplements  thereto,  and other  documents in  connection thereunder,  and to file the same, with all exhibits thereto, and other documents in connection  therewith,  with the Securities and Exchange  Commission,  granting unto said  attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the premises,  as fully as to all intents and purposes as he might or could do in person,  hereby  ratifying and  confirming  all that said  attorneys-in-fact  and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 9th day of February, 2001.

/s/ Edward L. Cameron
----------------------
Edward L. Cameron

DenverBoard||POA|Cameron\POA-Cameron_150_170.doc

                               POWER OF ATTORNEY

            KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes and appoints  Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact  and agents,  with full power of substitution and  resubstitution, for him and in his capacity as Trustee of Centennial  Government Trust (the "Fund"),
to  sign  on  his  behalf  any  and  all  Registration   Statements  (including  any
post-effective  amendments to Registration  Statements)  under the Securities Act of
1933,  the  Investment  Company  Act of 1940  and  any  amendments  and  supplements thereto,  and other documents in connection  thereunder,  and to file the same, with all  exhibits  thereto,  and  other  documents  in  connection  therewith,  with the
Securities  and  Exchange  Commission,  granting  unto  said  attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing  requisite  and  necessary  to be done in and about the  premises,  as fully as to all  intents  and  purposes  as he might or could do in  person,  hereby ratifying and confirming  all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 25th day of April, 2001.

/s/ Richard F. Grabish
------------------------------
Richard F. Grabish

POA-Grabish_170.doc

                               POWER OF ATTORNEY

            KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes and appoints  Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact  and agents,  with full power of substitution and  resubstitution, for him and in his capacity as Trustee or Director of  Centennial  Government  Trust
and Centennial  Money Market Trust (the "Funds"),  to sign on his behalf any and all
Registration  Statements  (including any  post-effective  amendments to Registration
Statements)  under the Securities  Act of 1933,  the Investment  Company Act of 1940
and any  amendments  and  supplements  thereto,  and other  documents in  connection thereunder,  and to file the same, with all exhibits thereto, and other documents in connection  therewith,  with the Securities and Exchange  Commission,  granting unto said  attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the premises,  as fully as to all intents and purposes as he might or could do in person,  hereby  ratifying and  confirming  all that said  attorneys-in-fact  and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 9th day of February, 2001.

s/ F. William Marshall, Jr.
----------------------------
F. William Marshall, Jr.

ProSAI/DenBdPOA\POA-Marshall_150_170.doc